Fees Summary	Oct. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,525.00
Total Transaction Valuation	75,000,000.00
Total Offset Amount	0.00
Net Fee	$ 6,525.00